Exhibit 4.1
                                                                     -----------

                                                               Execution Version



                                Equity One, Inc.

                                     Issuer,


                                       the


                                   Guarantors
                SET FORTH ON THE SIGNATURE PAGES ATTACHED HERETO


                                       and


                                SUNTRUST BANK, as


                                     Trustee


                      ------------------------------------


                          Supplemental Indenture No. 4


                           Dated as of March 26, 2004


                      ------------------------------------


                                  $200,000,000

                          3.875% SENIOR NOTES DUE 2009

         SUPPLEMENTAL INDENTURE NO. 4, dated as of March 26, 2004 (this "Supplemental Indenture"), among Equity One, Inc., a corporation duly organized and existing under the laws of the State of Maryland (the "Company"), each of the Guarantors set forth on the signature pages attached hereto (the "Guarantors"), and SunTrust Bank (formerly known as SunTrust Bank, Atlanta), a Georgia banking corporation duly organized and existing under the laws of the State of Georgia, as Trustee (the "Trustee").

                                 R E C I T A L S

     WHEREAS, the Company, as successor by merger to IRT Property Company, and the Trustee have heretofore entered into an Indenture dated as of September 9, 1998 (the "Original Indenture" and as amended, supplemented or otherwise modified through the date hereof, the "Indenture"), which has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, as an exhibit to the Company's Registration Statement on Form S-3 (Registration No. 333-106909), providing for the issuance from time to time of senior debt securities of the Company;

     WHEREAS, Section 901(7) of the Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 201 and 301 of the Indenture;

     WHEREAS, the Guarantors will provide the guaranty herein set forth (the "Guaranty") of the Obligations (as defined herein);

     WHEREAS, Sections 901(6) and 901(10) of the Indenture permit the Company and the Trustee to enter into indentures supplemental thereto without the consent of any Holder of Securities to evidence the Guaranty of each Guarantor and to make any change to the Indenture, provided that such change does not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect;

     WHEREAS, each Guarantor has determined that its execution, delivery and performance of this Supplemental Indenture directly benefit, and are within the purposes and best interests of, the Guarantor;

     WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture and the Board of Directors (or equivalent governing body) of each Guarantor has duly adopted resolutions authorizing such Guarantor to execute and deliver this Supplemental Indenture; and

     WHEREAS, all other conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each Guarantor agrees as follows:

                                   ARTICLE ONE
                                   DEFINITIONS

     SECTION 1.1. Definitions. For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

          (a) capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture; and

          (b) all references herein to Articles and Sections refer to the corresponding Articles and Sections of this Supplemental Indenture.

          (c) as used herein the following terms have the following meanings:

     "Acquired Debt" means Debt of a Person (i) existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case, other than Debt incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or such acquisition. Acquired Debt shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Subsidiary.

     "Annual Service Charge" for any period means the maximum amount which is payable during such period for interest on, and the amortization during such period of any original issue discount of, Debt of the Company and its Subsidiaries and the amount of dividends which are payable during such period in respect of any Disqualified Stock.

     "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or in the City of Atlanta are authorized or required by law, regulation or executive order to close.

     "Capital Stock" means, with respect to any Person, any capital stock (including preferred stock), shares, interest, participations or other ownership interest (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for capital stock), warrants or options to purchase any thereof.

     "Consolidated Income Available for Debt Service" for any period means Earnings from Operations of the Company and its Subsidiaries plus amounts which have been deducted, and minus amounts which have been added, for the following (without duplication): (a) interest on Debt of the Company and its Subsidiaries,
(b) provision for taxes of the Company and its Subsidiaries based on income, (c) amortization of debt discount, (d) provisions for gains and losses on properties and property depreciation and amortization, (e) the effect of any noncash charge resulting from a change in accounting principles in determining Earnings from Operations for such period and (f) amortization of deferred charges.

     "Debt" of the Company or any Subsidiary means any indebtedness (without duplication) of the Company or any Subsidiary, whether or not contingent, in respect of (i) money borrowed or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness for borrowed money secured by any mortgage, lien, charge, pledge, or security interest of any kind existing on

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property  owned by the Company or any  Subsidiary  (each  securing such debt, an
"Encumbrance"), (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance deferred and unpaid of the purchase price of any property or services, except any such balance that constitutes an accrued expense or trade payable, or all conditional obligations or obligations under any title retention agreement, (iv) the principal amount of all obligations of the Company or any Subsidiary with respect to redemption, repayment or other repurchase of any Disqualified Stock or (v) any lease of property by the Company or any Subsidiary as lessee which is reflected on the Company's consolidated balance sheet as a capitalized lease in accordance with GAAP, to the extent, in the case of items of indebtedness under (i) through (iii) above, that any such items (other than letters of credit) would appear as a liability on the Company's consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligations by the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), Debt of another Person (other than the Company or any Subsidiary) (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

     "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which by the terms of such Capital Stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than Capital Stock which is redeemable solely in exchange for common stock), (ii) is convertible into or exchangeable or exercisable for Debt or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part (other than Capital Stock which is redeemable solely in exchange for common stock), in each case on or prior to the Stated Maturity of the Notes.

     "Earnings from Operations" for any period means net income excluding gains and losses on sales of investments, extraordinary items, and net property valuation losses, as reflected in the financial statements of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

     "Encumbrance" has the meaning specified in the definition of "Debt" set forth in this Section 1.1.

     "Financial Statements" has the meaning specified in Section 1009 of the Indenture.

     "Guaranteed   Securities"   means  the  Notes   issued   pursuant  to  this
Supplemental Indenture.

     "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each Dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such Dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis (on the basis of a 360-day year consisting of twelve 30-day months), such principal

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

and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made to the date of redemption or accelerated payment, over (ii) the aggregate principal amount of the Notes being redeemed or paid.

     "Notes" has the meaning specified in Section 2.1 hereof.

     "Obligations" means (x) all payment and performance obligations of the Company (i) under the Indenture with respect to the Guaranteed Securities, (ii) under the Guaranteed Securities and (iii) as a result of the issuance of the Guaranteed Securities and (y) the obligation to pay an amount equal to the amount of any and all damages which the Trustee and the Holders, or any of them, may suffer by reason of a breach by either the Company or any other obligor of any obligation, covenant or undertaking under (i) the Indenture with respect to the Guaranteed Securities or (ii) the Guaranteed Securities.

     "Redemption Price" has the meaning specified in Section 2.5 hereof.

     "Reinvestment Rate" means 0.20% (one fifth of one percent) plus the arithmetic mean of the yields under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

     "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination hereunder, then such other reasonably comparable index which shall be designated by the Company.

     "Subsidiary" means (i) a corporation, partnership, joint venture, limited liability company or other Person the majority of the shares, if any, of the nonvoting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company and/or any other Subsidiary or Subsidiaries, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company and/or any other Subsidiary or Subsidiaries and
(ii) any Person the accounts of which are consolidated with the Company's accounts.

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

     "Total Assets" as of any date means the sum of (i) the Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined in accordance with GAAP (but excluding accounts receivable and intangibles).

     "Total Unencumbered Assets" means the sum of (i) those Undepreciated Real Estate Assets not subject to an Encumbrance for borrowed money and (ii) all other assets of the Company and its Subsidiaries not subject to an Encumbrance for borrowed money determined in accordance with GAAP (but excluding accounts receivable and intangibles).

     "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization determined on a consolidated basis in accordance with GAAP.

     "Unsecured Debt" means Debt which is not secured by any Encumbrance upon any of the properties of the Company or any Subsidiary

                                   ARTICLE TWO
                               THE SERIES OF NOTES

     SECTION 2.1. Title of the Securities.

     There shall be a series of Securities designated the 3.875% Senior Notes due 2009 (the "Notes").

     SECTION 2.2. Limitation on Aggregate Principal Amount.

     The aggregate principal amount of the Notes shall be limited to $200,000,000 (the "Initial Original Principal Amount"). Notwithstanding the foregoing, the Company, without the consent any Holders of Securities or coupons, by Board Resolutions or indentures supplemental to the Indenture from time to time may reopen such series of Notes and issue additional Notes in an aggregate principal amount as set forth in any such Board Resolution or indenture supplemental to the Indenture which additional Notes shall be fungible with any previously issued Notes to the extent set forth in such Board Resolutions or indenture supplemental to the Indenture. Except as provided in this Section, any such Board Resolutions or indentures supplemental to the Indenture and in Section 306 of the Indenture, the Company shall not execute and the Trustee shall not authenticate or deliver Notes in excess of the Initial Original Principal Amount.

     Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of the Notes under the circumstances contemplated in Sections 303, 304, 306, 906 and 1305 of the Indenture.

     SECTION 2.3. Interest and Interest Rates; Maturity Date of Notes.

     The Notes will bear interest at a rate of 3.875% per annum from March 26, 2004 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on April 15 and October 15 of each year,

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commencing October 15, 2004 (each, an "Interest Payment Date"), to the Person in whose name such Note is registered at the close of business on April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date (each, a "Regular Record Date"). Interest will be computed on the basis of a 360-day year composed of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such Defaulted Interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with the Indenture.

     If any Interest Payment Date or Maturity falls on a day that is not a Business Day, the required payment shall be made on the next Business Day as if it were made on the date such payment was due and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Maturity, as the case may be.

     The Notes will mature on April 15, 2009.

     SECTION 2.4. Limitations on Incurrence of Debt.

          (a) The Company will not, and will not permit any Subsidiary to, incur any Debt if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds thereof, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the latest calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Debt and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Debt), by the Company or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Debt.

          (b) In addition to the  limitation set forth in subsection (a) of this
Section 2.4, the Company will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.5:1, on a pro forma basis after giving effect thereto and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Company and its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period; (ii) the repayment or retirement of any other Debt by the Company and its Subsidiaries since the first day of such four-quarter period had been repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period); (iii) in the case of Acquired Debt or Debt incurred in connection with any acquisition since the first day of such four-quarter period, the

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related  acquisition  had  occurred  as of the first day of such period with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation; and (iv) in the case of any acquisition or disposition by the Company or its Subsidiaries of any asset or group of assets since the first day of such four-quarter period, whether by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

          (c) In addition to the  limitations  set forth in subsections  (a) and
(b) of this Section 2.4, the Company will not, and will not permit any Subsidiary to, incur any Debt secured by any Encumbrance, if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds thereof, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis which is secured by any Encumbrance is greater than 40% of the sum of (without duplication) (i) the Total Assets of the Company and its Subsidiaries as of the end of the latest calendar quarter covered in the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not permitted under the Exchange Act, with the Trustee) prior to the incurrence of such additional Debt and (ii) the purchase price of any real estate assets or mortgages receivable acquired, and the amount of any securities offering proceeds received (to the extent that such proceeds were not used to acquire real estate assets or mortgages receivable or used to reduce Debt), by the Company or any Subsidiary since the end of such calendar quarter, including those proceeds obtained in connection with the incurrence of such additional Debt.

          (d) The Company and its Subsidiaries may not at any time own Total Unencumbered Assets equal to less than 150% of the aggregate outstanding principal amount of the Unsecured Debt of the Company and its Subsidiaries on a consolidated basis.

          (e) For purposes of this Section 2.4, Debt shall be deemed to be "incurred" by the Company or a Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

          SECTION 2.5. Optional Redemption.

          (a) Subject to this Section 2.5, the Notes may be redeemed at any time at the option and in the sole discretion of the Company, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"). If (i) notice has been given as provided in Sections 2.5(b) and (c) and (ii) funds for the redemption of any Notes called for redemption shall have been made available as provided in the Indenture on the redemption date referred to in such notice, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice, and the only right of the Holders of the Notes will be to receive payment of the Redemption Price upon surrender of the Notes in accordance with such notice.

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

          (b) Notice of any optional redemption of any Notes will be given to Holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, in addition to the items required by the Indenture, the Redemption Price and the principal amount of the Notes held by each Holder to be redeemed.

          (c) If less than all the Notes are to be redeemed at the option and in the sole discretion of the Company, the Company will notify the Trustee in writing at least 45 days prior to giving the notice of redemption required by
Section 2.5(b) (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of Notes to be redeemed and their redemption date. The Trustee shall select not more than 60 days prior to the redemption date, in such manner as it shall deem fair and appropriate, in its sole discretion, Notes to be redeemed in whole or in part.

     SECTION 2.6. Places of Payment.

     The Places of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to and upon the Company in respect of the Notes and the Indenture may be served shall be in (i) the Borough of Manhattan, The City of New York, New York, and the office or agency for such purpose shall initially be Computershare Trust Company, Wall Street Plaza, 88 Pine Street, 19th Floor, New York, New York 10005 and (ii) the City of Atlanta, Georgia, and the office or agency for such purpose shall initially be located at SunTrust Bank, 25 Park Place, N.E., 24th Floor, Atlanta, Georgia 30303-2900.

     SECTION 2.7. Method of Payment.

     Payment of the principal of and interest on the Notes will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payments of principal and interest on the Notes may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or
(ii) by wire transfer to an account maintained by the Person entitled thereto located inside the United States.




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     SECTION 2.8. Currency.

     Principal and interest on the Notes shall be payable in Dollars.

     SECTION 2.9. Registered Securities; Global Form.

     The Notes shall be issuable and transferable in fully registered form as Registered Securities, without coupons. The Notes shall be issued in the form of one or more permanent global Securities. The depositary for the Notes shall be DTC. The Notes shall not be issuable in definitive form except as provided in
Section 305 of the Indenture.

     SECTION 2.10. Form of Notes.

         The Notes shall be substantially in the form attached as Exhibit A hereto.

     SECTION 2.11. Security Registrar and Paying Agent.

         The Trustee shall initially serve as Security Registrar and Paying Agent for the Notes.

     SECTION 2.12. Defeasance.

     The provisions of Sections 1402 and 1403 of the Indenture, together with the other provisions of Article XIV of the Indenture, shall be applicable to the Notes. The provisions of Section 1403 of the Indenture shall apply to the covenants set forth in Section 2.4 of this Supplemental Indenture.

                                  ARTICLE three
                                    GUARANTY

     SECTION 3.1. Guaranty. Each Guarantor hereby unconditionally guarantees to the Trustee and the Holders full and prompt payment and performance when due, whether at maturity, by acceleration or otherwise, of all Obligations. Each Obligation shall rank pari passu with each other Obligation.

     SECTION 3.2. Obligations Several. Regardless of whether any proposed Guarantor or any other Person or Persons is, are or shall become in any other way responsible to the Trustee and the Holders, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Trustee and the Holders, or any of them, for the Obligations or any part thereof, whether under the Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that the Guaranty provided thereby is and shall continue to be a several obligation (as well as a joint one), shall be a continuing guaranty and shall be operative and binding on such Guarantor. Each Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under the Guaranty, by any payment made hereunder or otherwise, unless and until all of the Obligations shall have been paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Trustee and the Holders and shall forthwith be paid to the Trustee to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Indenture, but subject to the provisions of Section 3.7 hereof.

     SECTION 3.3. Guaranty Final. Upon the execution and delivery of this Supplemental Indenture by the parties hereto, this Supplemental Indenture shall be deemed to be finally executed and delivered by the parties hereto and shall not be subject to or affected by any promise or condition affecting or limiting any Guarantor's liability, and no statement, representation, agreement or promise on the part of the Trustee, the Holders, the Company, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Supplemental Indenture or has induced the making hereof or shall be deemed in any way to affect any Guarantor's liability hereunder. The Guarantors' obligations hereunder shall remain in full force and effect until all Obligations shall have been paid in full.

     SECTION 3.4. Dealings With the Company. The Company, the Trustee and the Holders, or any of them, may, from time to time, without exonerating or releasing any Guarantor in any way under the Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as the Trustee and the Holders, or any of them, may deem proper, consistent with the Indenture, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any Guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Trustee and the Holders, or any of them, as the Trustee and the Holders, or any of them, may deem proper, consistent with the Indenture, or (iii) consistent with the Indenture, amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Indenture and the Guaranteed Securities, all as the Company, the Trustee and the Holders, or any of them, may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of Section 3.5 hereof, it is understood that the Company, the Trustee and the Holders, or any of them, may, without exonerating or releasing any Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Trustee and the Holders, or any of them, may deem expedient, consistent with the Indenture, all without notice to any Guarantor.

     SECTION 3.5. Guaranty Unconditional. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations, the Indenture or the Guaranteed Securities, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to the Guaranty; it being the purpose and intent of the Guarantors, the Company, the Trustee and the Holders that the covenants, agreements and all liabilities and obligations of the Guarantors hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until each and every one of the covenants and agreements of this Supplemental Indenture is fully performed, such Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this Section 3.5, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver or omission of the Company, the Trustee and the Holders, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Company, the Trustee and the Holders, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings among the Company, the Trustee and the Holders, or any of them, or any other guarantor or surety, and each Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

     SECTION 3.6. Bankruptcy. Each Guarantor agrees that upon the bankruptcy or winding up or other distribution of assets of the Company or any Subsidiary of the Company (other than such Guarantor) or of any other Guarantor or surety or guarantor for the Obligations, the rights of the Trustee and the Holders, or any of them, against such Guarantor shall not be affected or impaired by the omission of the Trustee or the Holders, or any of them, to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Trustee and the Holders may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Trustee and the Holders, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Trustee and the Holders of such Guarantor. If acceleration of the time for payment of any amount payable by the Company under the Indenture or the Guaranteed Securities of any series is stayed upon the insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Indenture or the Guaranteed Securities of that series shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Trustee made at the written request of the Holders of not less than 25% in principal amount of the outstanding Guaranteed Securities of that series. If at any time any payment of the principal of or interest on any Guaranteed Security or any other amount payable by the Company under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company, any other Guarantor or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     SECTION 3.7. Application of Payments. The Trustee hereby acknowledges and agrees, and each Holder shall be deemed to hereby acknowledge and agree, that to the extent any of the Existing Senior Obligations (as defined below) is then in default, any funds, payments, claims or distributions (the "Guaranty Proceeds") actually received hereunder shall be made available for distribution equally and ratably (based on the principal amounts then outstanding) among (a) the holders of the Obligations and (b) the holders of the Existing Senior Obligations. For purposes hereof, "Existing Senior Obligations" shall mean Debt for borrowed money owed or guaranteed in connection with any unsecured and non-subordinated Debt for borrowed money of the Company or the Guarantor (aa) issued in offerings registered under the Securities Act of 1933, as amended or in placements exempt from registration pursuant to Rule 144A or Regulation S thereunder, or (bb) otherwise incurred, which is, in either case, outstanding on the date hereof or incurred hereafter in accordance with the Indenture (including, without limitation, the Debt of the Company incurred in connection with the Credit Agreement dated as of February 7, 2003, as amended or supplemented from time to time, among the Company, Wells Fargo Bank, National Association, as Administrative Agent under the Credit Agreement, and the lenders named therein, and certain other lenders party thereto from time to time). This Section

3.7 shall not apply to any payments, funds, claims or distributions received by the Trustee or any Holder directly or indirectly from the Company or any other Person other than from the Guarantors hereunder. Each Guarantor acknowledges and agrees with the Trustee and each Holder as follows:

          (a) to the extent any Guaranty Proceeds are distributed to the holders of the Existing Senior Obligations, the Obligations shall not be deemed reduced by any such distribution (other than a distribution made in respect of the Guaranteed Securities), and the Guarantors will continue to make payments pursuant to the Guaranty until such time as the Obligations have been paid in full after taking into effect any distributions of Guaranty Proceeds to the holders of Existing Senior Obligations;

          (b) nothing contained herein shall be deemed to limit, modify or alter the rights of the Trustee and the Holders or be deemed to subordinate the Obligations to the Existing Senior Obligations, nor give to any holder of Existing Senior Obligations any rights of subrogation;

          (c) nothing contained herein shall be deemed for the benefit of any holders of Existing Senior Obligations nor shall anything be construed to impose on the Trustee or any Holder any fiduciary duties, obligations or responsibilities to the holders of the Existing Senior Obligations; and

          (d) the Guaranty is for the sole benefit of the Trustee and the Holders and their respective successors and assigns, and any amounts received by the Trustee and the Holders, or any of them, from whatever source and applied toward the payment of the Obligations shall be applied in such order of application as is set forth in the Indenture, if any.

     SECTION 3.8. Waivers by Guarantors. Each Guarantor hereby expressly waives:
(a) notice of acceptance of the Guaranty, (b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing and
(e) all rights of subrogation, indemnification, contribution and reimbursement against the Company, all rights to enforce any remedy the Trustee and the Holders, or any of them, may have against the Company, and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Trustee and the Holders, or any of them, in respect of the Obligations, even upon payment in full of the Obligations. Any money received by any Guarantor in violation of this Section 3.8 shall be held in trust by such Guarantor for the benefit of the Trustee and the Holders. If a claim is ever made upon the Trustee and the Holders, or any of them, for the repayment or recovery of any amount or amounts received by any of them in payment of any of the Obligations and the Trustee or the Holders repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over the Trustee or the Holders or any of its or their property, or
(b) any good faith settlement or compromise of any such claim effected by the Trustee or the Holders with any such claimant, including the Company, then in such event each Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and such Guarantor shall be and remain obligated to the Trustee and the Holders hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received thereby.

     SECTION 3.9. Remedies Cumulative. No delay by the Trustee and the Holders, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Trustee and the Holders, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Trustee and the Holders, or any of them, permitted hereunder shall in any way impair or affect the Guaranty. For the purpose of the Guaranty, the Obligations shall include, without limitation, all Obligations of the Company to the Trustee and the Holders, notwithstanding any right or power of any third party, individually or in the name of the Company or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

     SECTION 3.10. Miscellaneous. The Guaranty is a guaranty of payment and not of collection. In the event of a demand upon any Guarantor under the Guaranty, such Guarantor shall be held and bound to the Trustee and the Holders directly as debtor in respect of the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including attorneys' fees and expenses, incurred by the Trustee and the Holders, or any of them, in obtaining performance of or collecting payments due under the Guaranty shall be deemed part of the Obligations guaranteed hereby. The provisions of the Guaranty are for the benefit of the Trustee and the Holders and may not be relied upon or enforced by any other Person and, as to enforcement, may only be enforced in accordance with this Supplemental Indenture and the Indenture.

     SECTION 3.11. Benefit to Guarantor. Each Guarantor expressly represents and acknowledges that the issuance and sale of the Guaranteed Securities under the Indenture has been, and will be, of direct interest, benefit and advantage to such Guarantor.

     SECTION 3.12. Solvency. Each Guarantor expressly represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by the Indenture (a) the capital of such Guarantor will not be unreasonably small to conduct its business; (b) such Guarantor will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (c) the present fair salable value of the assets of such Guarantor is greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section 3.12, "debt" means any liability on a claim, and "claim" means (x) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (y) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

     SECTION 3.13. Additional Guarantors; Release of Guarantors. Any Subsidiary of the Company or any other entity may become a party to this Guaranty by executing and delivering a Supplemental Indenture providing for a guaranty of the Obligations under the terms of this Article Three, provided that such Supplemental Indenture conforms to the requirements of Article Nine of the Indenture. Under certain circumstances, a Guarantor may be released by the Trustee of its obligations under this Guaranty. Each other Guarantor consents and agrees to any such releases and agrees that no such release shall affect its obligations hereunder, except as to the Guarantor so released.

     SECTION 3.14. Contribution Agreement. To the extent that any Guarantor shall, under the Guaranty, make a payment (a "Guarantor Payment") of a portion of the Obligations, then, without limiting its rights of subrogation against the Company, such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors and the Company (each of the foregoing referred to herein individually as a "Contributing Party" and collectively as the "Contributing Parties") in an amount, for each such Contributing Party, equal to a fraction of such Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

     As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or
Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA or in any case, any successor to the Bankruptcy Code or any such section thereof or any successor to the UFTA or the UFCA or any such sections thereof.

     This Section 3.14 is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

     The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Guarantor to which such contribution and indemnification is owing.

     This Section 3.14 shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Indenture and Guaranteed Securities shall have been terminated.

     SECTION  3.15.  NO  NOVATION.  THE PARTIES DO NOT INTEND THIS  SUPPLEMENTAL
INDENTURE,   NOR  THE  TRANSACTIONS

CONTEMPLATED HEREBY, TO BE, AND THIS SUPPLEMENTAL INDENTURE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OR WAIVER OF ANY OF THE OBLIGATIONS OWING BY ANY GUARANTOR OF ANY OBLIGATIONS UNDER OR IN CONNECTION WITH ANY GUARANTY IN EXISTENCE AS OF THE DATE OF THIS SUPPLEMENTAL INDENTURE.

                                  ARTICLE FOUR
                            MISCELLANEOUS PROVISIONS

     SECTION 4.1. Ratification of Indenture. Except as expressly modified or amended hereby, the Indenture continues in full force and effect and is in all respects confirmed and preserved.

     SECTION 4.2. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Georgia. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended and shall, to the extent applicable, be governed by such provisions.

     SECTION 4.3. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 4.4. Notices. Any notice required or permitted hereunder or under the Indenture to be given or made to the Company or a Guarantor shall be given or made in writing and mailed, first class postage prepaid, (i) to the Company or (ii) to such Guarantor care of the Company, at the address of the Company set forth below its signature hereon, or at any other address previously furnished in writing to the Trustee and the Company by such Guarantor, with a copy to the Company given or made in accordance with Section 105 of the Indenture.

     SECTION 4.5. Successors and Assigns. This Supplemental Indenture shall be binding upon the Company and each Guarantor, and their respective successors and assigns and inure to the benefit of the respective successors and assigns of the Trustee and the Holders.

     SECTION 4.6. Time of the Essence. Time is of the essence with regard to the Company's and the Guarantors' performance of their respective obligations hereunder.

     SECTION 4.7. Rights of Holders Limited. Notwithstanding anything herein to the contrary, the rights of Holders with respect to this Supplemental Indenture and the Guaranty shall be limited in the manner and to the extent the rights of Holders are limited under the Indenture with respect to the Indenture and the Securities.

     SECTION 4.8. Rights and Duties of Trustee. The rights and duties of the Trustee shall be determined by the express provisions of the Original Indenture and, except as expressly set forth in this Supplemental Indenture, nothing in this Supplemental Indenture shall in any way modify or otherwise affect the Trustee's rights and duties thereunder. The Trustee makes no representation or warranty as to the validity of this Supplemental Indenture and, except insofar as relates to the validity hereof with respect to the Trustee specifically, the Trustee shall not be liable in connection therewith. The Trustee makes no representation or warranty, express or implied, as to the accuracy or completeness of any information contained in any offering or disclosure document related to the sale of the Securities, except for such information that specifically pertains to the Trustee itself, or any information incorporated therein by reference.

     SECTION 4.9. Amendment and Waiver. This Supplemental Indenture shall not be amended unless such amendment (i) complies with the terms of the Indenture, (ii) is in writing and (iii) is executed by each of the parties hereto. No alteration or waiver of this Supplemental Indenture or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party or its general partner, as applicable.

     SECTION 4.10. Conflicts. In the event of any conflict between the terms of this Supplemental Indenture and the terms of the Indenture, the terms of this Supplemental Indenture shall control.



                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

                                      EQUITY ONE, INC., Issuer


                                      By:    /s/ Chaim Katzman
                                             --------------------------------
                                      Name:  Chaim Katzman
                                      Title: Chief Executive Officer

                                        Address:
                                        1696 N.E. Miami Gardens Drive
                                        Miami, Florida  33179
                                        Attention:  Chief Financial Officer


                                      GUARANTORS

                                      Bandera Festival GP, LLC
                                      Beechnut Centre Corp.
                                      Benbrook Centre Corp.
                                      Bend Shopping Centre Corp.
                                      Cashmere Developments, Inc.
                                      Centerfund (US), LLC
                                      Centrefund Acquisition (Texas) Corp.
                                      Centrefund Acquisition Corp.
                                      Centrefund Development (Gainesville), LLC
                                      Centrefund Realty (U.S.) Corporation
                                      Colony GP, LLC
                                      Copperfield Crossing, Inc.
                                      Eastbelt Centre Corp.
                                      Equity (Landing) Inc.
                                      Equity One (147) Inc.
                                      Equity One (Alpha) Corp.
                                      Equity One (Atlantic Village) Inc.
                                      Equity One (Beauclerc) Inc.
                                      Equity One (Beta) Inc.
                                      Equity One (Commonwealth) Inc.
                                      Equity One Construction Inc.


                                      By:    /s/ Chaim Katzman
                                             --------------------------------
                                             Chaim Katzman
                                             President

                                      Equity One (Coral Way) Inc.
                                      Equity One (Delta) Inc.
                                      Equity One (El Novillo) Inc.
                                      Equity One (Eustis Square) Inc.
                                      Equity One (Forest Edge) Inc.
                                      Equity One (Forest Village Phase II) Inc.
                                      Equity One (Gamma) Inc.
                                      Equity One (Lantana) Inc.
                                      Equity One (Losco) Inc.
                                      Equity One (Mandarin) Inc.
                                      Equity One (Monument) Inc.
                                      Equity One (North Port) Inc.
                                      Equity One (Oak Hill) Inc.
                                      Equity One (Olive) Inc.
                                      Equity One (Point Royale) Inc.
                                      Equity One (Sky Lake) Inc.
                                      Equity One (Summerlin) Inc.
                                      Equity One (Walden Woods) Inc.
                                      Equity One (West Lake) Inc.
                                      Equity One Acquisition Corp.
                                      Equity One (Clematis) LLC
                                      Equity One Properties, Inc.
                                      Equity One Realty & Management Texas, Inc.
                                      Equity One Realty & Management FL, Inc.
                                      Equity Texas Properties, LLC
                                      FC Market GP, LLC
                                      Florida Del Rey Holdings II, Inc.
                                      Forrestwood Equity Partners GP, LLC
                                      Garland & Barns, LLC
                                      Garland & Jupiter, LLC
                                      Gazit (Meridian) Inc.
                                      Grogan Centre Corp.
                                      Harbor Barker Cypress GP, LLC
                                      Hedwig GP, LLC
                                      Homestead Market Center, Inc.
                                      IRT Alabama, Inc.
                                      IRT Capital Corporation II
                                      IRT Management Company
                                      KirkBiss GP, LLC


                                      By:    /s/ Chaim Katzman
                                             --------------------------------
                                             Chaim Katzman
                                             President

                                      Leesburg DrugStore, LLC
                                      Mariner Outparcel, Inc.
                                      Mason Park GP, LLC
                                      McMinn Holdings, Inc.
                                      North Kingwood Centre Corp.
                                      Oakbrook Square Shopping Center Corp.
                                      Parcel F, LLC
                                      Plymouth South Acquisition Corp.
                                      Prosperity Shopping Center Corp.
                                      PSL Developments, Inc.
                                      Ryanwood Shopping Center, L.L.C.
                                      SA Blanco Village Partners GP, LLC
                                      Salerno Village Shopping Center, LLC
                                      Shoppes at Jonathan's Landing, Inc.
                                      Shoppes at Westbury Shopping Center, Inc.
                                      South Kingwood Centre Corp.
                                      Spring Shadows GP, LLC
                                      St. Charles Outparcel, Inc.
                                      Steeplechase Centre Corp.
                                      Southwest 19 Northern, Inc.
                                      Texas Equity Holdings, LLC
                                      The Harbour Center, Inc.
                                      The Meadows Shopping Center, LLC
                                      The Shoppes of Eastwood, LLC
                                      UIRT GP, L.L.C.
                                      UIRT I - Centennial, Inc.
                                      UIRT LP, L.L.C.
                                      UIRT-Northwest Crossing, Inc.
                                      Wickham DrugStore, LLC
                                      Wimbledon Center Corp.
                                      Wurzbach Centre, LLC


                                      By:    /s/ Chaim Katzman
                                             --------------------------------
                                             Chaim Katzman
                                             President

                                      Bandera Festival Partners, LP

                                        By: Bandera Festival GP, LLC

                                          By:  /s/ Chaim Katzman
                                               ---------------------------
                                               Chaim Katzman
                                               President

                                      BC Centre Partners, LP

                                        By: Harbour Barker Cypress GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Beechnut Centre I L.P.

                                        By:  Beechnut Centre Corp.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Bend Shopping Centre I L.P.

                                        By:  Bend Shopping Centre Corp.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Eastbelt Centre I L.P.

                                        By:  Eastbelt Centre Corp.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      FC Market Partners, LP

                                        By:  FC Market GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President

                                      Grogan Centre I L.P.

                                        By:  Grogan Centre Corp.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Hedwig Partners, LP

                                        By:  Hedwig GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      IRT Partners LP

                                        By:  Equity One, Inc.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Kirkwood - Bissonnet Partners, LP

                                        By:  KirkBiss GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Mason Park Partners, LP

                                        By:  Mason Park GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President

                                      Park Northern/Centennial Partners, L.P.

                                        By:  UIRT I - Centennial, Inc.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      SA Blanco Village Partners, LP

                                        By: SA Blanco Village Partners GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Steeplechase Centre I L.P.

                                        By:  Steeplechase Centre Corp.

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President


                                      Texas CP Land, LP

                                        By:  Colony GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President

                                      Texas Spring Shadows Partners, LP

                                        By:  Spring Shadows GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President

                                      UIRT, Ltd.

                                        By:  UIRT GP, LLC

                                             By:  /s/ Chaim Katzman
                                                  ---------------------------
                                                  Chaim Katzman
                                                  President

                                      SUNTRUST BANK, as Trustee


                                      By:    /s/ George Hogan
                                             --------------------------------
                                      Name:  George Hogan
                                      Title: Vice President

                                       A-1
                       EXHIBIT A TO SUPPLEMENTAL INDENTURE

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      Registered No.             Principal Amount                CUSIP No.:
  --------------------        ---------------------          ------------------
           -001-                 --$200,000,000--                94752 AA 8



                                EQUITY ONE, INC.

                           3.875% SENIOR NOTE DUE 2009

          Unconditionally Guaranteed By The Guarantors Described Below

     EQUITY ONE, INC., a corporation duly organized and existing under the laws of the State of Maryland (herein referred to as the "Company" which term shall include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of TWO HUNDRED MILLION AND NO/100 DOLLARS on April 15, 2009, and to pay interest on the outstanding principal amount thereon from March 26, 2004, or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 of each year, commencing October 15, 2004, at the rate of 3.875% per annum, until the entire principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Security will be made at the office or agency maintained for that purpose in the City of New York, New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payments of principal and interest on the Notes may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer to an account of the Person entitled thereto located inside the United States.

     Securities of this series (herein called the "Notes") are one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under the Indenture, dated as of September 9, 1998, as supplemented by Supplemental Indenture No. 1, dated as of September 9, 1998, Supplemental Indenture No. 2, dated as of November 1, 1999, Supplemental Indenture No. 3, dated as of February 12, 2003 and Supplemental Indenture No. 4 dated as of March 26, 2004 (as so supplemented, herein called the "Indenture"), among the Company, as successor to IRT Property Company, the Guarantors listed in such Supplemental Indenture No. 4, and SunTrust Bank (formerly SunTrust Bank Atlanta) (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are authenticated and delivered. This Security is one of the series designated in the first page hereof, limited in aggregate principal amount to $200,000,000, except as otherwise permitted by the Indenture.

     The Notes may be redeemed at any time at the option and in the sole discretion of the Company, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount, if any, with respect to such Notes (the "Redemption Price"). If (i) notice has been given as provided in the next paragraph and (ii) funds for the redemption of the Notes called for redemption shall have been made available as provided in the Indenture on the redemption date referred to in such notice, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice, and the only right of the Holders of such Notes will be to receive payment of the Redemption Price upon surrender of such Notes in accordance with such notice.

     Notice of any optional redemption of any Notes will be given to Holders at their addresses, as shown in the Security Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by each Holder to be redeemed. If less than all the Notes are to be redeemed at the option and in the sole discretion of the Company, the Company will notify the Trustee in writing at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Notes to be redeemed and their redemption date. The Trustee shall select not more than 60 days prior to the redemption date, in such manner as it shall deem fair and appropriate, in its sole discretion, the Notes to be redeemed in whole or in part.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Security.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment where the principal of and interest on this are payable duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Security, or because of any indebtedness evidenced hereby or thereby, shall be had against any promoter, as such, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Security by the Holder thereof and as part of the consideration for the issue of the Notes.

     All capitalized terms used in this Security which are not defined herein shall have the meanings assigned to them in the Indenture.

     THE INDENTURE AND THE NOTES, INCLUDING THIS SECURITY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Notes as a convenience to the Holders of such Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, EQUITY ONE, INC. has caused this instrument to be duly executed under its corporate seal.

     Dated: March 26, 2004

                                        EQUITY ONE, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                                        [Corporate Seal]


                                        Attest:
                                               ---------------------------------
                                                      Assistant Secretary



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

     This is one of the Notes referred to in the within-mentioned Indenture.

                                        SUNTRUST BANK, as Trustee


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                    GUARANTY

     Each guarantor listed in Supplemental Indenture No. 4 (the "Guarantors"), dated as of March 26, 2004 to the Indenture among Equity One, Inc., as successor to IRT Property Company (the "Company"), the Guarantors and SunTrust Bank (formerly SunTrust Bank, Atlanta), as trustee (the "Trustee") as further supplemented by Supplemental Indenture No. 1 dated as of September 9, 1998, Supplemental Indenture No. 2, dated as of November 1, 1999, Supplemental Indenture No. 3 dated as of February 12, 2003 and Supplemental Indenture No. 4 dated as of March 26, 2004 (as so supplemented, herein called the "Indenture"), has unconditionally guaranteed to the Trustee and the Holder of the Guaranteed Securities upon which this Guaranty is endorsed full and prompt payment and performance, when due, whether at maturity, by acceleration or otherwise, of (x) all payment and performance obligations of the Company, (i) under the Indenture with respect to the Guaranteed Securities, (ii) under the Guaranteed Securities and (iii) as a result of the issuance of the Guaranteed Securities and (y) the obligation to pay an amount equal to the amount of any and all damages which the Trustee and the Holders, or any part of them, may suffer by reason of a breach by either the Company or any other obligor of any obligation, covenant or undertaking under (i) the Indenture with respect to the Guaranteed Securities or
(ii) the Guaranteed Securities (collectively, the "Obligations"). Each Obligation shall rank pari passu with each other Obligation.

     This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication of the Note upon which this Guaranty is endorsed shall have been manually executed by or on behalf of the Trustee under the Indenture.

     All capitalized terms used in this Guaranty which are not defined herein shall have the meanings assigned to them in the Indenture.

     This Guaranty shall be governed by and construed in accordance with the laws of the State of Georgia, except to the extent that the Trust Indenture Act shall be applicable.

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed

Dated: March 26, 2004

                                      GUARANTORS

                                      Bandera Festival GP, LLC
                                      Beechnut Centre Corp.
                                      Benbrook Centre Corp.
                                      Bend Shopping Centre Corp.

                                             By:  ___________________________
                                                  Chaim Katzman
                                                  President

                                      Cashmere Developments, Inc.
                                      Centerfund (US), LLC
                                      Centrefund Acquisition (Texas) Corp.
                                      Centrefund Acquisition Corp.
                                      Centrefund Development (Gainesville), LLC
                                      Centrefund Realty (U.S.) Corporation
                                      Colony GP, LLC
                                      Copperfield Crossing, Inc.
                                      Eastbelt Centre Corp.
                                      Equity (Landing) Inc.
                                      Equity One (147) Inc.
                                      Equity One (Alpha) Corp.
                                      Equity One (Atlantic Village) Inc.
                                      Equity One (Beauclerc) Inc.
                                      Equity One (Beta) Inc.
                                      Equity One (Commonwealth) Inc.
                                      Equity One Construction Inc.
                                      Equity One (Coral Way) Inc.
                                      Equity One (Delta) Inc.
                                      Equity One (El Novillo) Inc.
                                      Equity One (Eustis Square) Inc.
                                      Equity One (Forest Edge) Inc.
                                      Equity One (Forest Village Phase II) Inc.
                                      Equity One (Gamma) Inc.
                                      Equity One (Lantana) Inc.
                                      Equity One (Losco) Inc.
                                      Equity One (Mandarin) Inc.
                                      Equity One (Monument) Inc.
                                      Equity One (North Port) Inc.
                                      Equity One (Oak Hill) Inc.
                                      Equity One (Olive) Inc.
                                      Equity One (Point Royale) Inc.
                                      Equity One (Sky Lake) Inc.
                                      Equity One (Summerlin) Inc.
                                      Equity One (Walden Woods) Inc.
                                      Equity One (West Lake) Inc.
                                      Equity One Acquisition Corp.


                                             By:  ___________________________
                                                  Chaim Katzman
                                                  President

                                      Equity One (Clematis) LLC
                                      Equity One Properties, Inc.
                                      Equity One Realty & Management Texas, Inc.
                                      Equity One Realty & Management FL, Inc.
                                      Equity Texas Properties, LLC
                                      FC Market GP, LLC
                                      Florida Del Rey Holdings II, Inc.
                                      Forrestwood Equity Partners GP, LLC
                                      Garland & Barns, LLC
                                      Garland & Jupiter, LLC
                                      Gazit (Meridian) Inc.
                                      Grogan Centre Corp.
                                      Harbor Barker Cypress GP, LLC
                                      Hedwig GP, LLC
                                      Homestead Market Center, Inc.
                                      IRT Alabama, Inc.
                                      IRT Capital Corporation II
                                      IRT Management Company
                                      KirkBiss GP, LLC
                                      Leesburg DrugStore, LLC
                                      Mariner Outparcel, Inc.
                                      Mason Park GP, LLC
                                      McMinn Holdings, Inc.
                                      North Kingwood Centre Corp.
                                      Oakbrook Square Shopping Center Corp.
                                      Parcel F, LLC
                                      Plymouth South Acquisition Corp.
                                      Prosperity Shopping Center Corp.
                                      PSL Developments, Inc.
                                      Ryanwood Shopping Center, L.L.C.
                                      SA Blanco Village Partners GP, LLC
                                      Salerno Village Shopping Center, LLC
                                      Shoppes at Jonathan's Landing, Inc.
                                      Shoppes at Westbury Shopping Center, Inc.
                                      South Kingwood Centre Corp.
                                      Spring Shadows GP, LLC
                                      St. Charles Outparcel, Inc.
                                      Steeplechase Centre Corp.
                                      Southwest 19 Northern, Inc.
                                      Texas Equity Holdings, LLC


                                          By:  _____________________________
                                               Chaim Katzman
                                               President

                                      The Harbour Center, Inc.
                                      The Meadows Shopping Center, LLC
                                      The Shoppes of Eastwood, LLC
                                      UIRT GP, L.L.C.
                                      UIRT I - Centennial, Inc.
                                      UIRT LP, L.L.C.
                                      UIRT-Northwest Crossing, Inc.
                                      Wickham DrugStore, LLC
                                      Wimbledon Center Corp.
                                      Wurzbach Centre, LLC


                                      By:  _____________________________
                                           Chaim Katzman
                                           President


                                      Bandera Festival Partners, LP

                                        By: Bandera Festival GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President

                                      BC Centre Partners, LP

                                        By: Harbour Barker Cypress GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President

                                      Beechnut Centre I L.P.

                                        By:  Beechnut Centre Corp.

                                          By:  _____________________________
                                               Chaim Katzman
                                               President

                                      Bend Shopping Centre I L.P.

                                        By:  Bend Shopping Centre Corp.

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      Eastbelt Centre I L.P.

                                        By:  Eastbelt Centre Corp.

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      FC Market Partners, LP

                                        By:  FC Market GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President

                                      Grogan Centre I L.P.

                                        By:  Grogan Centre Corp.

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      Hedwig Partners, LP

                                        By:  Hedwig GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      IRT Partners LP

                                        By:  Equity One, Inc.

                                          By: ______________________
                                               Chaim Katzman
                                               Chief Executive Officer


                                      Kirkwood - Bissonnet Partners, LP

                                        By:  KirkBiss GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      Mason Park Partners, LP

                                        By:  Mason Park GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President

                                      Park Northern/Centennial
Partners, L.P.

                                         By:  UIRT I - Centennial, Inc.

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      SA Blanco Village Partners, LP

                                        By: SA Blanco Village Partners GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      Steeplechase Centre I L.P.

                                        By:  Steeplechase Centre Corp.

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      Texas CP Land, LP

                                        By:  Colony GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


                                      Texas Spring Shadows Partners, LP

                                        By:  Spring Shadows GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President









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

                                      UIRT, Ltd.

                                        By:  UIRT GP, LLC

                                          By:  _____________________________
                                               Chaim Katzman
                                               President


















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


                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________________
       Please Insert Social Security Or Other Identifying Number Of Assignee
___________________________________________________________________________
(Please Print or Typewrite Name and Address including Zip Code of Assignee)

the within Security of Equity One, Inc. and hereby does irrevocably constitute and appoints ______________________________________________ Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises.

     Dated: ______________

         NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.



























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